CGM MUTUAL FUND

SCHEDULE OF INVESTMENTS as of September 30, 2022

(unaudited)

COMMON STOCKS — 65.5% OF TOTAL NET ASSETS

Beverages and Tobacco — 3.7%	Shares	Value(a)
Philip Morris International Inc.	120,000	$9,961,200

Commercial Banks — 0.7%
Wells Fargo & Company	50,000	2,011,000

Consumer Products — 1.1%
Academy Sports and Outdoors, Inc.	70,000	2,952,600

Electronic and Communication Equipment — 4.7%
Nokia Corporation ADR	2,950,000	12,596,500

Food - Retailers/Wholesalers — 4.1%
The Kroger Co.	250,000	10,937,500

Health Care Services — 1.6%
Tenet Healthcare Corporation (b)	85,000	4,384,300

Household Durables — 1.4%
Cavco Industries Inc. (b)	10,000	2,057,600
Skyline Champion Corporation (b)	30,000	1,586,100
		3,643,700
Metals and Mining — 6.1%
Alpha Metallurgical Resources, Inc.	20,000	2,736,800
CONSOL Energy Inc.	150,000	9,648,000
Peabody Energy Corporation (b)	120,000	2,978,400
Warrior Met Coal, Inc.	30,000	853,200
		16,216,400
Miscellaneous — 4.2%
Atkore Inc. (b)	15,000	1,167,150
Cheniere Energy, Inc.	60,000	9,954,600
		11,121,750

Oil and Gas - Independent Production — 18.4%
Antero Resources Corporation (b)	400,000	12,212,000
Coterra Energy Inc.	600,000	15,672,000
Range Resources Corporation	350,000	8,841,000
Southwestern Energy Company (b)	2,000,000	12,240,000
		48,965,000
Oil Service — 8.7%
Halliburton Company	430,000	10,586,600
Schlumberger Limited	350,000	12,565,000
		23,151,600
Retail — 6.5%
Signet Jewelers Limited	300,652	17,194,288

Vehicle Assembly — 4.3%
Stellantis N.V.	960,000	11,366,400

TOTAL COMMON STOCKS (Identified cost $189,943,383)		174,502,238

BONDS — 30.4% OF TOTAL NET ASSETS
United States Treasury — 30.4%	Face Amount
United States Treasury Notes, 0.125%, 11/30/2022	$32,000,000	31,845,236
United States Treasury Notes, 0.125%, 01/31/2023	21,500,000	21,251,061
United States Treasury Notes, 0.125%, 01/15/2024	10,000,000	9,479,687
United States Treasury Notes, 0.250%, 09/30/2023	19,000,000	18,257,812
TOTAL BONDS (Identified cost $82,445,703)		80,833,796

SHORT-TERM INVESTMENTS — 3.3% OF TOTAL NET ASSETS

United States Treasury — 3.3%
United States Treasury Bills, 1.579%, 03/23/2023 (c)	9,000,000	8,843,464
TOTAL SHORT-TERM INVESTMENTS (Identified cost $8,932,746)

TOTAL INVESTMENTS — 99.2% (Identified cost $281,321,832)(d)		264,179,498
Cash and receivables		2,703,682
Liabilities		(496,239)
TOTAL NET ASSETS — 100.0%		$266,386,941

(a)	Security valuation — Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (the “Board”). Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (“OTC”) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board. For example, when developments occur between the close of a market and the close of the New York Stock Exchange ("NYSE") that may materially affect the value of some or all of the securities, or when trading in a security is halted, these procedures may be used. The frequency with which these procedures are used is unpredictable. These valuation procedures may result in a change to a particular security’s assigned level within the fair value hierarchy described below. The value of securities used for net asset value (“NAV”) calculation under these procedures may differ from published prices for the same securities.

The Fund may use valuation techniques consistent with the market, income, and cost approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts (cash flows, earnings) to a single present amount. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. To increase consistency and comparability in fair value measurements and related disclosure, the Fund utilizes a fair value hierarchy which prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels:

●	Level 1 - Prices determined using: quoted prices in active markets for identical securities that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

●	Level 2 - Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

●	Level 3 - Prices determined using: significant unobservable inputs, including the Fund’s own assumptions and judgment in determining the fair value of investments. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available in the circumstances. Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by Capital Growth Management Limited Partnership, the Fund’s investment adviser (“CGM”). Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Valuation Inputs
Classification	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Investments in Securities-Assets
Common Stocks*	$174,502,238	—	—
Bonds
United States Treasury Notes	—	$80,833,796	—
Short-Term Investments
United States Treasury Bills	—	8,843,464	—
Total:	$174,502,238	$89,677,260	—

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

(b)	Non-income producing security.

(c)	Coupon represents a weighted average yield to maturity. This security is a zero coupon security.

(d)	Federal Tax Information: At September 30, 2022, the net unrealized depreciation on investments based on cost of $283,662,976 for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,477,135
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(24,960,613)
$(19,483,478)

The cost basis and unrealized appreciation/(depreciation) for the Schedule of Investments and tax purposes differ due to differing treatments of wash sale losses deferred.

ADR: American Depositary Receipt - a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report, which can be found on the CGM Funds’ website, www.cgmfunds.com.